SCHEDULE 14C
INFORMATION STATEMENT
PURSUANT TO SECTION 14(C) OF THE SECURITIES
EXCHANGE ACT OF 1934






Check the appropriate box:


[  ]

Preliminary Information Statement


[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))


[X]

Definitive Information Statement

HYPERION BROOKFIELD INCOME FUND, INC.
(Name of registrant as Specified in its Charter)

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[X]

No fee required


[  ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11





(1)

Title of each class of securities to which transaction applies:


(2)

Aggregate number of securities to which transaction
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(3)

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computed pursuant to Exchange Act Rule 0-11 (Set forth
the amount on which the filing fee is calculated and state how it was determined):


(4)

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(5)

Total fee paid:


[  ]

Fee paid previously by written preliminary materials


[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.





(1)

Amount Previously Paid:


(2)

Form, Schedule or Registration Statement No.:


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Date Filed:

HYPERION BROOKFIELD INCOME FUND, INC.
Three World Financial Center, 200 Vesey Street, 10th Floor
New York, New York 10281-1010
(212) 549-8400
NOTICE OF STOCKHOLDER ACTION BY WRITTEN
CONSENT
ON APRIL 8, 2010
To our Stockholders:
     We are furnishing the attached Information Statement to the holders of Common Stock of Hyperion Brookfield Income Fund,
Inc., a Maryland corporation (the Company). The purpose of the Information Statement is to notify stockholders that in light of the resignation of Robert F. Birch, Rodman L. Drake, Harald R.
Hansen, Stuart A. McFarland and Louis P. Salvatore (the Current Directors) from the Board of Directors of the Company (the Board) effective as of 12:01 a.m. Eastern Daylight Time on May 1, 2010, the Company has received written consent from stockholders representing a majority of the voting power of our outstanding shares of Common Stock, taking action to elect Clifford E. Lai, Mary C. Lodico and Frank L. Raiter as directors of the Company
(the New Directors) to fill the vacancies created by the resignation of the Current Directors, to hold such office until the next annual meeting of stockholders and until the New Directors successors have been duly elected and qualified (the Director Changes). In order to comply with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the Exchange Act), the Director Changes will become effective as of 12:01 a.m. Eastern Daylight Time on May 1, 2010.
     As discussed in more detail in the Information Statement, on January 26, 2010, the Company received a letter dated January 7, 2010 from GMAM Group Pension Trust III (GMAM III), the majority stockholder in the Company, requesting certain management changes for the Company. Following receipt of this letter and discussions between officers and directors of the Company and representatives of GMAM III, the Current Directors agreed to evaluate and consider for nomination for approval by the Companys stockholders a new slate of directors put forth by GMAM III. The Current Directors met and considered the New
Directors put forth by GMAM III and nominated those individuals for election as directors of the Company to replace the Current Directors. GMAM Group Pension Trust I (GMAM I) and GMAM
III then executed a written consent as the majority stockholders approving the New Directors.
     Pursuant to the Maryland General Corporation Law and the Companys Articles of Incorporation, the Companys stockholders representing a majority of the voting power of the Companys outstanding shares of Common Stock may fill director vacancies by written consent without a meeting.
     The enclosed Information Statement is being furnished to inform you that the foregoing action has been approved by stockholders representing a majority of the voting power of our outstanding shares of Common Stock. The Board is not soliciting your proxy or consent in connection with the Director Changes. Pursuant to the regulations of the Securities and Exchange

Commission (the Commission), this Information Statement must be sent to stockholders at least 20 calendar days prior to the earliest date on which the Director Changes may take effect. You are urged to read the Information Statement in its entirety for a description of the action taken by certain stockholders representing a majority of the voting power of our outstanding shares of Common Stock. The Information Statement also contains important information regarding a change in the Companys investment advisor and officers.
     The Information Statement is being mailed on or about
April 9, 2010 to stockholders of record as of April 8, 2010, the record date for determining our stockholders eligible to consent in writing to the Director Changes and entitled to notice of the Director Changes.
WE ARE NOT ASKING FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.
THIS IS NOT A NOTICE OF SPECIAL MEETING OF
STOCKHOLDERS AND NO
STOCKHOLDER MEETING WILL BE HELD TO
CONSIDER ANY MATTER
DESCRIBED HEREIN.


Sincerely,

/s/ Kim G. Redding
Kim G. Redding
President

2

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF THE COMPANYS
INFORMATION STATEMENT
The Companys Information Statement is available on the Internet at http://www.brookfieldim.com/content/individual_investors/closede nd_funds-1284.html.

3

INFORMATION STATEMENT PURSUANT TO SECTION
14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934 AND REGULATION 14C
THEREUNDER
HYPERION BROOKFIELD INCOME FUND, INC.
Three World Financial Center, 200 Vesey Street, 10th Floor
New York, New York 10281-1010
(212) 549-8400
     We are sending you this Information Statement to inform you that stockholders of Hyperion Brookfield Income Fund, Inc., a Maryland corporation (the Company, we or us), representing a majority of the voting power of outstanding shares of common stock, $.001 par value per share (the Common Stock), delivered written consent to the Company on April 8, 2010 to elect Clifford
E. Lai, Mary C. Lodico and Frank L. Raiter as directors of the Company (the New Directors) to fill the vacancies created by the resignation of Robert F. Birch, Rodman L. Drake, Harald R. Hansen, Stuart A. McFarland and Louis P. Salvatore (the Current Directors), (collectively, the Director Changes). A copy of the stockholders written consent is attached hereto as Annex A.
     The Current Directors submitted their respective resignations on April 8, 2010, effective as of 12:01 a.m. Eastern Daylight Time on May 1, 2010. In accordance with the Companys Articles of Incorporation and its By-Laws and the Maryland General Corporation Law, stockholders representing a majority of the voting power of the Companys outstanding shares of Common Stock have consented to the Director Changes. No further vote, consent or proxy is required by the stockholders to take such action.
     We are distributing this information statement to stockholders of record as of April 8, 2010, (the Record Date), in satisfaction of any notice requirements we may have under Maryland General Corporation Law and as required by the Securities Exchange Act of 1934, as amended (the Exchange Act) and the rules and regulations promulgated thereunder.
PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR
VOTE OR A PROXY STATEMENT, BUT RATHER AN
INFORMATION STATEMENT DESIGNED TO INFORM YOU
OF PRIOR ACTION TAKEN BY A MAJORITY OF THE
COMPANYS STOCKHOLDERS.
THIS IS NOT A NOTICE OF A MEETING OF
STOCKHOLDERS AND NO STOCKHOLDERS MEETING
WILL BE HELD TO CONSIDER ANY MATTER
DESCRIBED HEREIN.

THE DIRECTOR CHANGES AND
THE PROPOSED INVESTMENT ADVISOR CHANGE
     On January 26, 2010, the Company received a written notice executed by GMAM Group Pension Trust III (the GMAM Letter), setting forth a request that the Company terminate the current investment advisory agreement with Brookfield Investment
Management Inc. (the Current Advisor) and that the Current
Directors consider the election of new officers and the appointment of a new advisor recommended by GMAM Group Pension Trust
III. In discussions between officers and directors of the Company and representatives of GMAM Group Pension Trust III to clarify the requests made in the GMAM Letter, GMAM Group Pension
Trust III put forth the New Directors and requested that the Current Directors evaluate and nominate the New Directors for election to the board of directors of the Company (the Board) concurrently with the resignation of the Current Directors.
     In response to the resolution of these discussions, and to the clear intent of GMAM Group Pension Trust III to have the New Directors appoint a new investment advisor for the Company, the Current Directors and the Current Advisor declined to renew the current advisory agreement with the Current Advisor beyond its expiration date of April 30, 2010.
     On April 8, 2010, the Current Directors each submitted their resignations to the Company, to be effective as of 12:01 a.m.
Eastern Daylight Time on May 1, 2010 and the Company received certain written consents (the Written Consents), of the stockholders listed on Annex B attached here to (the Consenting Stockholders) consenting to the Director Changes.
     The Written Consents submitted to the Company did not specify the Consenting Stockholders reasons for the Director
Changes.
     It is the Current Advisors understanding that upon the effectiveness of the Director Changes and the expiration of the current advisory agreement with the Current Advisor, each scheduled to be effective as of 12:01 a.m. Eastern Daylight Time on May 1, 2010, consistent with the articulated request of GMAM Pension Trust III, the New Directors will consider 650 Capital Management LLC to succeed the Current Advisor, as the new investment advisor to the Company.
Record Date and Voting Securities
     This Information Statement was first provided to the Companys stockholders on or about April 9, 2010. Only stockholders of record at the close of business on April 8, 2010, are entitled to notice of the action taken, as described herein. On
April 8, 2010, the Company had outstanding 48,227,440 shares of Common Stock, $0.001 par value, each of which was entitled to one vote.
     The Companys stockholders representing a majority of the voting power of the Companys outstanding shares of Common
Stock have cumulative voting rights as described below.

2

     The following table represents the voting securities and principal holders thereof:








Title of
Class

Name and Address of Beneficial
Owner

Amount and
Nature of
Beneficial
Ownership

Percent of class
Common
Stock

GMAM Group Pension Trust III*

State Street Financial Center, One
Lincoln Street/SFC-8, Boston,
Massachusetts 02111-2900


GMAM currently
holds
38,488,036.51 shares
(shared voting
power)

79.8%
Common
Stock

GMAM Group Pension Trust I*

State Street Financial Center, One
Lincoln Street/SFC-8, Boston,
Massachusetts 02111-2900


9,524,318.457 shares
(shared voting
power)

19.7%

*
As of April 8, 2010, each of the GMAM III Trust, by virtue of its ownership of 38,488,036.51 shares, representing 79.8% of the 48,227,440 shares then issued and outstanding, and Promark Investment Advisors, Inc. (Promark), by virtue of its shared voting and dispositive power over such shares, may be deemed to own beneficially (as that term is defined in Rule 13d-3 promulgated under the Exchange Act) all shares the GMAM III Trust has and may acquire. As of April 8, 2010, each of the GMAM I Trust, by virtue of its ownership of 9,524,318.457 shares, representing 19.7% of the 48,227,440 then issued and outstanding, and Promark, by virtue of its shared voting and dispositive power over such shares, may be deemed to own beneficially (as that term is defined in Rule 13d-3 under the Exchange Act) all shares the GMAM I Trust has and may acquire.
     On February 24, 2010, the Current Directors met with and conducted their due diligence of the New Directors. On April 8, 2010, the Current Directors nominated Mr. Lai, Ms. LoDico and
Mr. Raiter to serve on the Board and the holders of a majority of the Companys voting power, acting by written consent, voted to elect such nominees as directors of the Company effective as of 12:01 a.m. Eastern Daylight Time on May 1, 2010. Upon the effectiveness of the election of the New Directors, Mr. Lai, Ms. LoDico and Mr. Raiter will serve on the Board until the next annual meeting of stockholders or until their respective successors are elected and qualified. The following table sets forth the names and ages of the New Directors.

3








  Name,
  Address
  and Age

Position(s) Held
with Company
and Term of
Office and Length
of Time Served

Principal Occupation(s)
During Past 5 Years and
Other Directorships Held by Director

Number of
Portfolios in
Fund Complex
Overseen by
Director


  Disinterested Director






  Mary C.
  Lodico
  c/o 650
  Madison
  Avenue, New
  York, NY
  10022

  Age: 52

Director
(effective
May 1, 2010)

Managing Director, Wells Fargo
Securities,
LLC (1999 to 2009).

1




  Frank L.
  Raiter
  c/o 650
  Madison
  Avenue, New
  York, NY
  10022

  Age: 62

Director
(effective
May 1, 2010)

Director, Luminent Mortgage Capital,
Inc.
(2007 to 2009); Managing Director,
Standard & Poors Ratings Group (S&P)
(1995 to 2005).

1

4








  Name,
  Address
  and Age

Position(s) Held
with Company
and Term of
Office and Length
of Time Served

Principal Occupation(s)
During Past 5 Years and
Other Directorships Held by Director

Number of
Portfolios in
Fund Complex
Overseen by
Director
  Interested Director




  Clifford E. Lai
  c/o 650
  Madison
  Avenue, New
  York, NY
  10022

  Age: 56

Director
(effective
May 1, 2010)

President and CEO, 650 Capital
Management LLC (July 2009 to Present);
Managing Partner of
Brookfield Asset Management Inc.
(2006-2009); Chairman (2005-2009),
Chief Executive Officer (1998-2007),
President (1998-2006) and Chief
Investment Officer (1993-2002) of
Hyperion Brookfield Asset
Management, Inc. (now known as
Brookfield Investment Management
Inc.); President and Chief Executive
Officer (2005-2008) and Director
(2005-2009) of Crystal River Capital,
Inc.; President and Director of several
investment companies advised by
Brookfield Investment Management
Inc. (1995-2009); and Co-Chairman
(2003-2006) and Board of Managers
(1995-2006) of Hyperion GMAC
Capital Advisors, LLC (formerly Lend
Lease Hyperion Capital, LLC).

1
Identifying and Evaluating Nominees for Directors
     The Nominating and Compensation Committee of the Board develops criteria for the selection of directors, including procedures for reviewing potential nominees proposed by stockholders who, separately or as a group, own at least one percent of the Companys shares. The minimum requirements for proposed nominees include the following:


1.
With respect to nominations for Disinterested Directors, nominees shall be independent of the Companys investment advisor and other principal service providers. The Nominating and Compensation Committee of the Company shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment advisor or its affiliates.


2.
Disinterested Director nominees must qualify for service on the Companys Audit Committee under the rules of the New
York Stock Exchange (including financial literacy requirements) or of another applicable securities exchange.

5


3.
With respect to all Directors, a proposed nominee must qualify under all applicable laws and regulations.


4.
If applicable, the proposed nominee must agree to purchase the Companys shares if elected, consistent with the Companys current policy on Director share purchases.


5.
The Nominating and Compensation Committee of the
Company may also consider such other factors as it may determine to be relevant.
     When identifying and evaluating prospective nominees, the Nominating and Compensation Committee of the Company reviews all recommendations in the same manner, including those received by stockholders, and first determines if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then considered for any other qualifications deemed to be important by the Nominating and Compensation
Committee.
Information Regarding the Board and its Committees
The Role of the Board
     The Board oversees the management and operations of the Company. As is the case with virtually all investment funds (as distinguished from operating companies), the day-to-day management and operation of the Company is performed by various service providers to the Company, such as the Companys investment advisor and administrator, the sub-administrator, custodian, and transfer agent. The Board has appointed senior employees of the investment advisor as officers of the Company, with responsibility to monitor and report to the Board on the Companys operations. The Board receives regular reports from these officers and service providers regarding the Companys operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Companys portfolio. The Board has appointed a Chief Compliance Officer who administers the Companys compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board Meetings which are typically held quarterly, in person, and involve the Boards review of recent Company operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Company and its oversight role does not make the Board a guarantor of the Companys investments, operations or activities. Board Structure, Leadership
     The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Currently, all of the Companys Directors, including the Chairman of the Board, are independent directors, which, among other things, means they are directors that are not affiliated with the investment advisor (the Independent Directors). The Board has

6

established three standing committees, an Audit Committee, a Compensation and Nominating Committee and an Executive
Committee, which are discussed in greater detail below under Board of Directors Meetings; Committees; Independent Directors.
All the Independent Directors help identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board Meetings. The Independent Directors also have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Company. The Board reviews its structure annually. The Board also has determined that the function and composition of the Audit, Compensation and Nominating and Executive Committees are appropriate means to provide effective oversight on behalf of Company stockholders. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit
Committee meetings.
Board Oversight of Risk Management
     As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Treasurer and the Companys independent public accounting firm and, when appropriate, with other personnel employed by the Advisor to discuss, among other things, the internal control structure of the Companys financial reporting function. The Audit Committee also meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Internal Audit Group of the investment advisors parent company. The full Board also meets with the Chief Compliance Officer to discuss compliance risks relating to the Company, the investment advisor and the Companys other service providers. The full Board receives reports from the investment advisor as to investment risks as well as other risks, including, but not limited to, business continuity risks.
Information about Each New Directors Qualification,
Experience, Attributes or Skills
     The Board believes that each New Director has the qualifications, experience, attributes and skills (Director Attributes) appropriate to serve as a Director of the Company in light of the Companys business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each New Director has extensive business experience that relates to the Companys investments and two of the New Directors either currently serve or have previously served on boards.
     In addition to the information provided above, certain additional information regarding the New Directors and their Director Attributes is provided below. The information is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests.
     Mr. Lai is the President and Chief Executive Officer of 650 Capital Management LLC. Previously, Mr. Lai was at Brookfield Investment Management Inc. in various capacities

7

including Chairman, President and CEO, and Chief Investment
Officer. Mr. Lai also previously served as a member of the Board.
Mr. Lai has substantial fixed income experience and has intimate knowledge of the Companys business based on his prior experience.
     Ms. LoDico has substantial experience in financing, structuring, originating and distributing structured mortgage and asset backed products.
     Mr. Raiter has substantial experience in the financial services industry with business experiences at investment firms and credit rating agencies. Mr. Raiter also has substantial board experience, including experience as chairman of an audit committee.
Diversity in Nominees for Directors
     The Nominating and Compensation Committee evaluates candidates qualifications for Board membership. When evaluating candidates, the Nominating and Compensation Committee considers a number of attributes including leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise that would complement or benefit the Board as a whole. The Nominating and Compensation Committee also may consider other factors/attributes as they may determine appropriate in their own judgment. The Nominating and Compensation Committee believes that the significance of each nominees background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating and Compensation Committee has not established any litmus test or quota relating to these matters that must be satisfied before an individual may serve as a Director. The Board believes that board effectiveness is best evaluated at a group level, through the annual self assessment process. Through this process the Board considers whether the Board as a whole has an appropriate level of sophistication, skill, and business acumen and the appropriate range of experience and background.
Board Meetings
     Our Board held four formal meetings during the 12 month period ended July 31, 2009. Action was taken by written consent of the Board of Directors on two occasions.
Audit Committee
     The Audit Committee currently consists of Robert Birch,
Rodman L. Drake, Harald R. Hansen, Stuart A. McFarland and
Louis P. Salvatore. The principal functions of the Companys Audit Committee are to select the Companys accountants, to review with the accountants the scope and anticipated costs of their audit and to receive and consider a report from the accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During the last fiscal year of the Company, the Audit Committee met three times and all of the members of the Audit Committee attended all of the Audit Committee meetings. The Audit Committee has adopted a written charter, a copy of which is attached as Annex C to this information statement. The Board has determined that Mr.
Salvatore

8

is an audit committee financial expert, as defined in Item 401(h) of Regulation S-K (Regulation S-K) promulgated by the Securities and Exchange Commission (the Commission). None of the Current Directors own any of the Companys Common Stock.
     On September 24, 2009, the Audit Committee of the
Company reviewed and discussed with management the Companys audited financial statements as of and for the fiscal year ended July 31, 2009. The Audit Committees discussed with Briggs
Bunting Dougherty, LLP (now known as BBD, LLP) (BBD), the
Companys independent auditors, the matters required to be discussed by Statement on Auditing Standards AU section 380 and Rule 2-07 of Regulation S-X and implementing Section 204 of the Sarbanes Oxley Act of 2002.
     The Audit Committees received and reviewed the written disclosures and the letter from BBD pursuant to Ethics and Independence Rule 3526 as adopted by the Public Company
Accounting Oversight Board and discussed BBDs independence with BBD.
     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Companys Annual Report to Stockholders as required by Section 30(e) of the 1940
Act and Rule 30d-1 promulgated thereunder for the fiscal year ended July 31, 2009.
          Louis P. Salvatore - Audit Committee Chairman
          Robert F. Birch - Audit Committee Member
          Rodman L. Drake - Audit Committee Member
          Stuart A. McFarland - Audit Committee Member
          Harald Hansen - Audit Committee Member
Nominating and Compensation Committee
     The Nominating and Compensation Committee currently consists of Messrs. Birch, Drake, Hansen, McFarland, and
Salvatore. During the 2009 fiscal year, the Nominating and Compensation Committee did not meet. The function of the Nominating and Compensation Committee is to recommend candidates for election to the Board as Disinterested Directors. The Nominating and Compensation Committee evaluates each candidates qualifications for Board membership and their independence from the Companys manager and other principal service providers.
     All of the Committee members are Disinterested Directors.
Code of Ethics
     The Company has adopted a code of ethics that applies to all of its directors and officers and any employees of the Companys external manager or its affiliates who are involved in the Companys business and affairs. This code of ethics is designed to comply with the Commissions regulations related to codes of conduct and ethics. A copy of the Companys code of ethics is also available free of charge, upon request directed to Investor Relations, Hyperion Brookfield Income Fund, Inc., Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New
York 10281-1010.

9

     There is no family relationship between any of the Companys current officers or directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of the Companys officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or directors of any corporation or entity affiliated with the Company so enjoined.
Communications with Members of the Board
     The Board provides a process for stockholders to send communications to the Board. Any stockholder who wishes to send a communication to the Board should send the communication to the attention of the Companys Secretary at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York
10281-1010. If a stockholder wishes to send a communication directly to an individual Director or to a Committee of the Board, the communication should be specifically addressed to such individual Director or Committee and sent in care of the Companys Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND
MANAGEMENT
     The following tables set forth certain information regarding the ownership of shares of the Companys Common Stock as of the close of business on April 8, 2010 by:



Each person known by the Company to beneficially own more than 25% of the outstanding shares of the Companys common stock;

Each of the Companys directors; and


Each of the Companys executive officers.



Common Stock



Identity of Owner

Beneficially Owned

Percentage Owned

GMAM Group Pension
Trust III

38,488,036.51

79.8
GMAM Group Pension
Trust I

9,524,318.457

19.7
Compensation of Directors and Executive Officers and Related
Matters
     No remuneration was paid by the Company to persons who were directors, officers or employees of the Current Advisor or any affiliate thereof for their services as directors or officers of the Company. Each Current Director, other than those who are officers or employees of the Advisor or any affiliate thereof, is entitled to receive from the Company a fee of $12,000 per year. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended July 31, 2009 for the Company, which we refer to as fiscal 2009.












Director

Name of
Position

Aggregate
Compensation
from
Company

Pension or
Retirement
Benefits
Accrued
As Part of
Company
Expenses

Estimated
Annual
Benefits
Upon
Retirement

Total
Compensation
From
Registrant
and
Fund
Complex1
Rodman L.
Drake

Director and
Chairman of
the Board,
Member of
the Audit
Committee,
Member of
Nominating
and
Compensation
Committee


$12,000

0

0

$147,000
Louis P.
Salvatore

Director,
Chairman of
the Audit
Committee,
Member of
the
Nominating
and
Compensation
Committee

$12,000

0

0

$142,000

11












Director

Name of
Position

Aggregate
Compensation
from
Company

Pension or
Retirement
Benefits
Accrued
As Part of
Company
Expenses

Estimated
Annual
Benefits
Upon
Retirement

Total
Compensation
From
Registrant
and
Fund
Complex1
Robert F.
Birch

Director,
Member of
the Audit
Committee,
Member of
Nominating
and
Compensation
Committee

$12,000

0

0

$130,000
Stuart A.
McFarland

Director,
Member of
the Audit
Committee,
Member of
Nominating
and
Compensation
Committee

$12,000

0

0

$130,000
Harald R.
Hansen

Director,
Member of
the Audit
Committee,
Member of
Nominating
and
Compensation
Committee

$12,000

0

0

$24,000
1 As of April 8, 2010, this figure includes fees paid by other funds managed by the Current Advisor. As of the effective date of the proposed investment advisor change, there will only be one fund.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of the Companys equity securities to file with the Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of common stock and other equity securities, on Forms
3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders (the Reporting Persons) are required by the Commissions regulations to furnish us with copies of all
Section 16(a) reports that they file.
     Based solely on our review of the copies of such forms received by us, or written representations from the Reporting
Persons, we believe that all filing requirements applicable to all Reporting Persons were complied with for the Companys fiscal year end July 31, 2009.
Legal Proceedings
     None.

12

Companys Name Change
     The New Directors will assume oversight of the Company effective as of 12:01 a.m. Eastern Daylight Time on May 1, 2010 and the New Directors are expected to appoint new officers and counsel for the Company. The Current Directors have amended the Articles of Incorporation of the Company to change the name of the Company, effective as of 12:01 a.m. Eastern Daylight Time on May 1, 2010, to 650 High Income Fund, Inc.

13

Annex A
UNANIMOUS WRITTEN CONSENT
OF
THE MAJORITY STOCKHOLDERS
OF
HYPERION BROOKFIELD INCOME FUND, INC.


April 8, 2010
The undersigned, being the holders of a majority of the outstanding shares of common stock of Hyperion Brookfield Income Fund, Inc, a Maryland corporation (the Corporation), in lieu of holding a special meeting of the stockholders of the Corporation, hereby waive all notice of time, place or purpose of a meeting and hereby take and consent to the following actions and adopt the following resolutions by written consent pursuant to Section 2-505 of the General Corporation Law of the State of Maryland (the MGCL).
1. The majority stockholders: (a) hereby accept the resignations of Robert F. Birch, Rodman L. Drake, Harald R.
Hansen, Stuart A. McFarland and Louis P. Salvatore as members of the Board of Directors; (b) hereby elect Clifford E. Lai, Mary LoDico and Frank L. Raiter as directors to fill three of the vacancies thereby arising, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and has qualified or until his or her earlier death, resignation or removal from office, so that the members of the Board of Directors are as follows: Clifford E. Lai, Mary C. Lodico and Frank L. Raiter; and (c) hereby effect such other removals and/or elections so that the foregoing statement of the members of the Board of Directors is true and correct, all of such changes set forth in clauses (a), (b) and (c) to be effective as of 12:01 a.m. Eastern Daylight Time on May 1, 2010.
2. The majority stockholders hereby authorize and direct each of the officers of the Corporation, subject to the direction of the President of the Corporation, in the name and on behalf of the Corporation or otherwise and under the seal of the Corporation or otherwise, to execute and deliver all such agreements, certificates, documents, instruments and notices and to take all other actions and to do all other things as each such officer in his or her sole discretion may deem necessary or appropriate in order to carry out and effect the intent of the foregoing resolutions and actions, and hereby ratify and confirm any and all such actions.
3. The foregoing shall be deemed resolutions to the extent necessary or appropriate.
Executed on behalf of the undersigned, being the majority stockholders of the Corporation, on the date set forth beside its name.

14






April 8, 2010



GMAM Group Pension Trust
I





By:

STATE STREET BANK
AND TRUST COMPANY,
as trustee (as directed by
Promark Investment
Advisors, Inc.)





By:

/s/ Jason R. Butler





Name:

Jason R. Butler





Title:

Vice President







GMAM Group Pension Trust
III





By:

STATE STREET BANK
AND TRUST COMPANY,
as trustee (as directed by
Promark Investment
Advisors, Inc.)





By:

/s/ Jason R. Butler





Name:

Jason R. Butler





Title:

Vice President

15

Annex B
Consenting Stockholders
1. GMAM Group Pension Trust I
2. GMAM Group Pension Trust III

16

Annex C
Audit Committee Charter

1.
Requirements for Membership: The Audit Committee shall consist of at least three Directors, each of whom has no relationship to the Company or its management that may interfere with the exercise of their independence from management and the Company (Independent). The restrictions contained in Attachment A to this Charter with respect to the definition of Independent shall apply to every Audit Committee member.
The Board of Directors for each Company will determine annually whether there is at least one member of the Audit Committee who is an audit committee financial expert as defined in Item 3 of Form N-CSR. Each member of the Audit Committee shall be financially literate; as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after appointment to the Audit Committee. At least one member of the Audit
Committee must have accounting or related financial management expertise as such qualification is interpreted by the Board of Directors in its business judgment.

2.
Purposes: The purposes of the Audit Committee are:


a.
oversight of the Companys accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;


b.
oversight of the quality and integrity of the Companys financial statements and the independent audit thereof;


c.
oversight, or, as appropriate, assist the Board of Directors with oversight of, the Companys compliance with legal and regulatory requirements that relate to the Companys accounting and financial reporting, internal control over financial reporting and independent audits;


d.
responsibility for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;


e.
maintenance of a liaison between the independent auditors and the Board of Directors;


f.
establishment of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Company, its investment advisor, administrator, principal underwriter (if any), or any other provider of accounting related services for the Company of concerns regarding questionable accounting or auditing matters (see Attachment B); and

17


g.
preparation of an Audit Committee report as required by
Item 306 of Regulation S-K to be included in proxy statements relating to the election of Directors.
The independent auditors for the Company shall report directly to the Audit Committee and the Audit Committee shall regularly report to the Board of Directors.

3.
Duties and Powers: The duties and powers of the Audit
Committee are:


a.
to approve prior to appointment the engagement of auditors to annually prepare and issue an audit report or related work or perform other audit, review or attest services for the Company and to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditors qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:


(i)
all relationships between the independent auditor and the Company, as well as the Companys investment advisor or any control affiliate of the advisor that provides ongoing services to the Company;


(ii)
any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues;
and


(iii)
the audit firms internal quality-control procedures.


b.
to approve prior to appointment the engagement of the auditor to provide non-audit services to the Company, its investment advisor or any entity controlling, controlled by, or under common control with the investment advisor
(Advisor Affiliate) that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company;


c.
to develop, to the extent deemed appropriate by the Audit
Committee, policies and procedures for pre-approval of the engagement of the Companys auditors to provide any of the services described in (a) or (b) above;


d.
to consider the controls applied to the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion;

18


e.
to consider whether the non-audit services provided by the Companys auditor to the Companys investment advisor or any Advisor Affiliate that provides ongoing services to the Company, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditors independence;


f.
to oversee the independent auditors, using meetings with the auditors, including private meetings, as desired by the Audit Committee or the auditors: (i) to review the plan for and the scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the financial statements, including any adjustment to the statements recommended by the auditors, or other matters arising from the audit; (iii) to consider the auditors comments with respect to accounting and financial reporting policies, procedures, and internal control over financial reporting (including the Companys critical accounting policies and practices), and to consider managements responses to the comments; (iv) to the extent that Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Companys accounting and financial reporting;
(v) to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and managements response thereto; (vi) to resolve disagreements between management and the auditors regarding financial reporting; (vii) to review and approve the fees proposed to be charged to the Company by the auditors for each audit and non-audit service; and (viii) to review the form of opinion the auditors propose to submit to the Board of Directors and the shareholders;


g.
to discuss with management and the independent auditor the Companys annual audited financial statements and other periodic financial statements, including, as applicable to a Company that is publicly traded on an Exchange, the Companys disclosures under Managements Discussion of Company Performance;


h.
to receive at least annually a report from the independent auditor 90 days prior to the filing of the auditors report (or receive an updated report, if the auditors annual report is presented to the Audit Committee more than 90 days prior to the filing of the auditors report) which includes the following: (i) all critical accounting policies and practices used by the Company, (ii) all material alternative accounting treatments within GAAP that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (3) other material written communications between the independent auditor and the management of the Company, and (4) a description of all non-audit services provided, including fees associated with the services, to the Company complex that were not subject to the pre-approval requirements as discussed above.


i.
to consider the effect of any changes in accounting principles or practices proposed by management or the auditors;

19


j.
to review security valuation procedures employed with respect to any asset or class of asset for which there is not a readily determinable market value;


k.
to review and discuss with management, including any officers certifying the Companys Form N-CSR, the Companys audited financial statements as well as any officers certifications and reports to be filed with the Securities and Exchange Commission on behalf of the Company; to offer guidance with respect to such audited financial statements, certifications and reports; and to determine whether to recommend that the financial statements be included in the annual report;


l.
to discuss all disclosures made by the Companys officers certifying the Companys Form N-CSR to the Audit
Committee, based on such officers most recent evaluation as to (i) all significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the Companys ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Companys internal control over financial reporting;


m.
to investigate any improprieties or suspected improprieties in Company activities; and


n.
to discuss generally the Companys earnings press releases, if any, as well as any financial information and earnings guidance provided to analysts and rating agencies (if any), e.g., the types of information to be disclosed and the type of presentation to be made;


o.
to review in a general manner, but not as an Audit
Committee to assume responsibility for, the Companys processes with respect to risk assessment and risk management;


p.
to set clear policies relating to the hiring by entities within the Companys investment company complex of employees or former employees of the independent auditors;


q.
to report on its activities to the Board of Directors on a regular basis and to make any recommendations deemed necessary or appropriate; and


r.
to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.
     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the auditors for the purpose of preparing or issuing an audit report

20

or performing other audit, review or attest services for the
Company, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, the authority to obtain specialized training for Audit Committee members, at the expense of the Company or series, as appropriate, and for ordinary administrative expenses of the Audit Committee that are necessary and appropriate to carry out the
Audit Committees duties.
     The Audit Committee may delegate any portion of its
authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-
approval shall be presented to the full Audit Committee at its next regularly scheduled meeting.
4. Role of the Audit Committee: The function of the Audit Committee is oversight; it is managements responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditors responsibility to plan and carry out a proper audit. Specifically, Companys management is responsible for: (1) the preparation, presentation and integrity of the Companys financial statements; (2) the maintenance of
appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Companys service providers, including the auditors.
     Although the Audit Committee is expected to take a
detached and questioning approach to the matters that come before it, the review of a Companys financial statements by the Audit Committee is not an audit, nor does the Audit Committees review substitute for the responsibilities of the Companys management for preparing, or the independent full-time employees of the Company and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct field work or other types of auditing or
accounting reviews or procedures.
     In discharging their duties, the members of the Audit
Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the
Company whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the persons professional or expert competence;
or (3) a Board committee of which the Director is not a member.

5.
Operations of the Audit Committee:


a.
the Audit Committee shall meet on a regular basis and may hold special meetings, as desired. Such meetings shall include meetings with management and with the independent auditors, as appropriate. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

21


b.
the Audit Committee shall ordinarily meet in person;
however, members may attend telephonically, and the Audit
Committee may act by written consent, to the extent permitted by law and by the Companys By-Laws.


c.
the Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation. The Audit Committee shall hold regular meetings with management, independent auditors and with personnel responsible for the internal audit function, as appropriate.


d.
the Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.


e.
the Audit Committee may select one of its members to be the chair and may select a vice chair.


f.
a majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit
Committee.


g.
the Audit Committee has the authority to retain independent counsel and other advisors as it deems appropriate to discharge its responsibilities.


h.
the Audit Committee has the authority to request that the Company provide adequate funding for the Audit
Committee.


i.
the Audit Committee shall review and assess the adequacy of this Charter on at least an annual basis.


j.
the Audit Committee shall evaluate its performance at least annually.
Revised: November 7, 2006

22

ATTACHMENT A
AUDIT COMMITTEE CHARTER DEFINITIONS
Independent: In addition to the definition of Independent provided in the text of the Charter, the following restrictions shall apply to every Audit Committee member:


(1).
Employees. A Director who is an employee (including non-employee executive officers) of the Company or any of its affiliates may not serve on the Audit Committee until three years following the termination of his or her employment.
In the event the employment relationship is with a former parent or predecessor of the Company, the Director could serve on the Audit Committee after three years following the termination of the relationship between the Company and the former parent or predecessor.


(2).
Business Relationship. A Director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Company, or (ii) who has a direct business relationship with the Company (e.g., a consultant) may serve on the Audit Committee only if the Companys Board of Directors determines in its business judgment that the relationship does not interfere with the Directors exercise of independent judgment. In making a determination regarding the independence of a Director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the Company, to the Director, and, if applicable, to the organization with which the Director is affiliated.
Business Relationships can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director can have this relationship directly with the Company, or the Director can be a partner, officer or employee of an organization that has such a relationship. The Director may serve on the Audit Committee without the above-referenced Board of Directors determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the Director is affiliated and the Company,
(2) the relationship between the Director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the Director and the Company.


(3).
Cross Compensation Committee Link. A Director who is employed as an executive of another corporation where any of the Companys executives serves on that corporations compensation committee may not serve on the Audit
Committee.


(4).
Immediate Family. A Director who is an Immediate Family member of an individual who is an executive officer of the Company or any of its affiliates cannot serve on the Audit
Committee until three years following the termination of such employment relationship.

23

Immediate Family includes a persons spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such persons home.


(5).
Compensation. The Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or an affiliate of the Company; or (ii) be an interested person of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the 1940 Act).
Revised: November 7, 2006

24

ATTACHMENT B
PROCEDURES FOR THE REPORTING OF CONCERNS
REGARDING
ACCOUNTING, INTERNAL ACCOUNTING CONTROLS
OR AUDITING MATTERS
FOR REGISTERED INVESTMENT COMPANIES
ADVISED BY
BROOKFIELD INVESTMENT MANAGEMENT INC.
     Section 301 of the Sarbanes-Oxley Act of 2002 (the Act) requires national securities exchanges to adopt listing standards requiring that audit committees of the boards of directors of exchange-listed public companies establish procedures for: (i) the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters (Accounting Concerns); and (ii) the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.
     The New York Stock Exchange (the NYSE) has listing standards that require each listed company to comply with the above requirements of the Act. In addition, the NYSE listing standards acknowledge that registered investment companies do not technically have emp1oyees Therefore, the listing standards require that NYSE-listed registered investment companies provide for the confidential, anonymous submission of questionable accounting or auditing matters by employees of(1) the registered investment company, (2) the investment advisor, (3) the administrator, (4) the principal underwriter, and (5) any other provider of accounting related services for the registered investment company (each an Interested Party and collectively, the Interested Parties).
     These procedures (the Procedures) outline the requirements and the process for complying with Section 301 of the Act and NYSE listing standards by the registered investment companies (each a Company and collectively, the Companies) advised and/or administered by Brookfield Investment Management Inc. (BIM).
These Procedures have been adopted by the audit committee of each Company (the Audit Committee) to ensure compliance with
Section 301 of the Act and NYSE requirements and are effective as of March 2004. These Procedures are hereby incorporated into and attached as Appendix B to the Audit Committee Charter of each Company.
PROCEDURES:


I.
Scope of Matters Covered by These Procedures
These procedures relate to Accounting Concerns reported by Interested Parties including, without limitation, the following:


Fraud, deliberate error or misrepresentation in the preparation, evaluation, review or audit of any financial statement of the Company;


Fraud, deliberate error or misrepresentation in the recording and maintaining of financial records of the Company;

25


Deficiencies in or noncompliance with the Companys internal accounting controls;


Misrepresentation or false statements to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Company; and


Deviation from full and fair reporting of the Companys financial condition.


II.
Reporting of Accounting Concerns
An Interested Party may submit a good faith report of an Accounting Concern to the Company. A report may be submitted to BIMs Chief Compliance Officer or to the Companys Audit Committee (or the person designated by the Companys Audit Committee to receive such a report on its behalf).
An Interested Party need not disclose his or her identity.


A.
Any Interested Party may confidentially and, if desired, anonymously communicate in writing any Accounting
Concerns to:
Brookfield Investment Management Inc.
c/o Chief Compliance Officer
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010


B.
An Interested Party may also confidentially and, if desired, anonymously, report any Accounting Concerns by sending the concern to the following website:
http://www.shareholder.com.


C.
An Interested Party may also confidentially and, if desired, anonymously, report any Accounting Concerns to the Companys Audit Committee at:
Hyperion Brookfield Income Fund, Inc.
Audit Committee
Brookfield Investment Management Inc.
Three World Financial Center
200 Vesey Street, 10th
Floor New York, NY 10281-1010


III.
Receipt and Retention of Accounting Concerns
The BIM Chief Compliance Officer may appoint an attorney to handle receipt and investigation of an Accounting Concern (the BIM Designee). The BIM
Chief Compliance Officer and BIM Designee shall record all Accounting Concerns

26

received in a log that shall include a summary of the reported concern and the date and time received. The
BIM Designee shall retain the original mailings received in accordance with the Companys document retention policy and advice of the BIM Chief
Compliance Officer.


IV.
Treatment and Handling of Accounting Concerns


A.
With respect to Accounting Concerns received in writing, the BIM Designee shall forward a copy of any communication (including information on the date received) to the BIM Chief Compliance Officer.


B.
With respect to Accounting Concerns reported via the BIM Compliance Hotline, the Head of Compliance for
BIM (or his/her designee) shall: (a) summarize all reports received; and (b) deliver contemporaneously such summary to the BIM Chief Compliance Officer and the Companys Audit Committee Chairman.


C.
The BIM Chief Compliance Officer or BIM Designee will maintain a log of Accounting Concerns, tracking their receipt, investigation and resolution. The BIM
Chief Compliance Officer or BIM Designee shall take all reasonable steps to investigate reported Accounting
Concerns in a timely manner. All reports and investigations will be kept confidential to the extent possible, consistent with the need to conduct an adequate investigation. The BIM Chief Compliance Officer or
BIM Designee shall retain records relating to each Accounting Concern received and the follow-up actions taken to investigate and respond to each Accounting
Concern in accordance with the Companys document retention policy and advice of the BIM Chief
Compliance Officer.


D.
The BIM Chief Compliance Officer or BIM Designee will take all reasonable steps to investigate the Accounting Concern and will report his or her findings to the Audit Committee at the next Audit Committee meeting. If, in the opinion of the BIM Chief Compliance
Officer and the BIM Designee, the matter requires immediate attention, he or she will discuss the matter with the Chairman of the Companys Audit Committee.


E.
The BIM Designee will inform the BIM Chief
Compliance Officer as appropriate of the results of his or her investigation and actions deemed appropriate. The
BIM Chief Compliance Officer and BIM Designee shall consider whether retention of outside independent or expert advisors is necessary or advisable.


F.
The BIM Chief Compliance Officer or BIM Designee will provide a summary report quarterly to the Companys Audit Committee on the reports received by him or her and the results of the investigations. If investigations confirm that a material Accounting
Concern has occurred, the Companys Audit Committee will be informed promptly of this conclusion and the remedial measures being adopted.

27


V.
         Handling of Accounting Concerns by Audit
Committee


A.
The Audit committee shall be entitled to receive any information or updates it may request from the BIM
Chief Compliance Officer or the BIM Designee with respect to any reported Accounting Concern.


B.
The Audit Committee shall review and take any action it deems appropriate in its judgment with respect to any Accounting Concern it is made aware of, including retention of any independent or expert advisors or meeting with officers of the Company or employees of BIM. Any review and evaluation of such report will include consideration of whether the matter(s) described in the report pertain to an Accounting Concern, the merits of the report, and whether further review and/or investigation is warranted. Any decision by the Audit Committee to review or investigate any matter brought to its attention as a result of these procedures will not in any way be, or be deemed to be, a determination by the Audit Committee or the Company that any actions or inactions that are the subject of the report have, in fact, occurred or constitute an Accounting Concern.


C.
At any time during a review and/or investigation of a report, the Chair of the Audit Committee may notify the Companys chief executive officer, chief financial officer, or the BIM Chief Compliance Officer of the receipt of a report and/or the progress or results of any review and/or investigation of the report and will provide such information as may be necessary to allow for appropriate consideration by such parties of the Companys disclosure obligations, including with regard to any required officer certifications.


D.
The Audit Committee hereby delegates to the Chairman of the Audit Committee the authority to receive and review any specific Accounting Concern on an emergency basis. Any exercise of such authority by the Chairman shall be reported to the Audit Committee at its next regularly scheduled meeting.


VI.
Response to Reporting Interested Parties
The BIM Chief Compliance Officer or BIM Designee or other appropriate person will, when possible or as appropriate: (i) acknowledge receipt of the Accounting Concern to the reporting Interested Party, and (ii) provide a response to the Interested Party who has raised an Accounting Concern and identified him/herself.

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VII.
Non-Retaliation Policy
The Audit Committee also wants to ensure that any Interested Party wishing to submit a report of the type contemplated in the Procedures shall be free to do so without fear of dismissal or retaliation.


VIII.
Amendments to the Procedures
The Audit Committee may amend the Procedures from time to time to maintain compliance with
Section 301 and the Act and the rules implemented there under and NYSE listing standards.

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